NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                          SPEAR TECHNOLOGIES, INC.

                             WARRANT TO PURCHASE
                                COMMON STOCK


     This certifies that TENERA, INC. ("Purchaser") is entitled to purchase under this Warrant that number of shares (the "Shares") of common stock (the "Common Stock") of Spear Technologies, Inc., a California corporation (the "Company"), equal to four percent (4%) of the total shares of Common Stock outstanding immediately following the exercise of this Warrant (assuming for purposes of calculating this four percent (4%) that all then-outstanding securities (as such term is defined under the Act) convertible into or exercisable for Common Stock converted or exercised), at an aggregate price of $100.00 (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.  Term.

          (a) This Warrant is exercisable, in whole but not in part, at any time after the earlier to occur of:

               (i) the filing of a registration statement filed in a bona fide firm commitment underwriting for a minimum amount of $20,000,000 of proceeds to the Company under the Act, covering any of the Company's securities (as that term is defined under the Securities Act of 1933, as then in effect);

               (ii) immediately prior to the effective date of the merger of the Company with and into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another corporation (other than such a transaction wherein the shareholders of the Company immediately prior to such transaction retain or obtain 30% or more of the voting securities of the surviving, resulting or purchasing corporation);

               (iii) immediately prior to any liquidation, dissolution or winding up of the Company; and

               (iv)  November 14, 2002.

          (b) The Warrant is exercisable prior to the earlier of the following:

               (i)  5 p.m. California time on November 14, 2007;

               (ii) 5:00 p.m. California time on the day prior to the effectiveness of a registration statement filed in a bona fide firm commitment underwriting for a minimum amount of $20,000,000 of proceeds to the Company under the Act, covering any of the Company's securities (as that term is defined under the Securities Act of 1933, as then in effect); provided that the Company shall notify the Purchaser of the proposed registration of its securities on the date that the registration statement is filed, but in any event at least 20 days prior to the effectiveness of such registration;

               (iii) the effective date of the merger of the Company with and into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another corporation (other than such a transaction wherein the shareholders of the Company immediately prior to such transaction retain or obtain 30% or more of the voting securities of the surviving, resulting or purchasing corporation); provided that the Company shall notify the Purchaser of the proposed effective date of the merger, consolidation or sale at least 20 days prior to the effectiveness thereof; or

               (iv) the effective date of a liquidation, dissolution or winding up of the Company; provided that the Company shall notify the Purchaser of the proposed date of liquidation, dissolution or winding up of the Company at least 20 days prior to the effective date thereof.

     2. Transfer of Warrant. This Warrant shall be transferable, only as a whole and not in part, to any majority-owned subsidiary (whether directly or indirectly owned) of Purchaser, any successor of Purchaser or any trust created by Purchaser for the benefit of all stockholders of Purchaser.

     3.  Method of Exercise; Payment; Issuance of New Warrant.

          (a) This Warrant may be exercised by the holder hereof, in whole but not in part, by the surrender of this Warrant (with a notice of exercise in a form reasonably acceptable to the Company duly executed) at the principal office of the Company and by the payment to the Company, either (i) by check, of an amount equal to the Warrant Price, or (ii) this Warrant without the payment of the Warrant Price as provided in clause (i) above, together with a statement to the effect that Purchaser elects to receive the number of Shares receivable upon such exercise less the number of Shares having a market value (as determined in good faith by the Board of Directors of the Company) equal to the Warrant Price. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible following receipt of such notice.

     4. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant.
     5. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          5.1 Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of the securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of such securities. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section shall similarly apply to successive reclassifications, changes, mergers and transfers.

          5.2 Subdivisions or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine the Common Stock, the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          5.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend on its Common Stock payable in shares of its stock (except any distribution specifically provided for in the foregoing subparagraphs 5.1 and 5.2), then the number of Shares subject to this Warrant shall be proportionately adjusted.

     6. Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal to the market value of such fractional shares as determined in good faith by the Board of Directors of the Company.

     7. Shareholder Rights. No holder of the Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     8. Piggyback Registration Rights. The Company agrees that, in the first rights agreement or similar agreement entered into by the Company granting registration rights with respect to public offerings of the Company's securities, the Company shall grant piggyback registration rights to Purchaser with respect to the Shares entitling the Purchaser to include the Shares in registrations made by the Company. Such registration rights shall be subject to any limitations applicable to the other shareholders of the Company granted piggyback rights under such rights agreement, including without limitation "cutback" provisions, "lockup" provisions and indemnification provisions. As a condition to the grant of such registration rights, Purchaser agrees that it shall enter into such rights agreement.

     9. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

     11. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     12. Investment Representations. Purchaser represents to the Company that (a) by reason of Purchaser's business and financial experience Purchaser has the capacity to protect Purchaser's own interests in this transaction, (b) Purchaser is accepting this Warrant for investment for Purchaser's own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering within the meaning of federal and California securities laws, and (c) Purchaser is an accredited investor as that term is defined in Rule 501 under the Act.

     13. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     IN WITNESS WHEREOF, this Warrant has been executed as of November 14, 1997.

"COMPANY"                              SPEAR TECHNOLOGIES, INC.
                                       By  /s/ MICHAEL THOMAS
                                           -----------------------------
                                           Michael Thomas, President

                                       Address:  One Market Street
                                       Spear Towers, Suite 1850
                                       San Francisco, CA 94105-1018


"PURCHASER"                            TENERA, INC.
                                       By  /s/ JEFF HAZARIAN
                                           -----------------------------
                                           Jeff Hazarian,
                                           Chief Financial Officer